SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                       --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): JANUARY 6, 1998

                          GST Telecommunications, Inc.
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             (Exact name of registrant as specified in its charter)

       Canada                     1-12866             N/A
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(State or other jurisdiction    (Commission       (IRS Employer
   of incorporation)            File Number)   Identification No.)

                  4001 Main Street, Vancouver, Washington 98663
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     (Address of principal executive offices)        (Zip Code)

Registrant's telephone number, including area code: (360) 906-7100

                4317 NE Thurston Way, Vancouver, Washington 98662
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          (Former name or former address, if changed since last report)


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ITEM 5.           OTHER EVENTS.

         On January 6, 1998, GST Telecommunications, Inc. (the "Company") (AMEX:
GST) publicly  disseminated a news release,  announcing that World Access,  Inc.
(Nasdaq: WAXS) would buy a 63% interest in NACT Telecommunications, Inc. ("NACT") from the Company, NACT's current majority owner.

         For additional information concerning the transaction, reference is made to the news release and the Stock Purchase Agreement, which are incorporated herein by reference and are attached hereto as Exhibits 99.1 and 99.2, respectively.

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
                  INFORMATION AND EXHIBITS.

         (c)      EXHIBITS.

         99.1     News Release of GST Telecommunications,  Inc. dated January 6,
                  1998.

         99.2     Stock Purchase Agreement dated December 31, 1997.


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
                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        GST TELECOMMUNICATIONS, INC.

Dated: January 6, 1998                  By: /S/ STEPHEN IRWIN
                                            -----------------------------------
                                            Stephen Irwin
                                            Vice Chairman of the Board and
                                            Secretary


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